UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
_____________________

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2010

WYNN RESORTS, LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

WYNN LAS VEGAS, LLC
(Exact name of registrant as specified in its charter)

Nevada	333-100768	88-0494875
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

3131 Las Vegas Boulevard South
Las Vegas, Nevada		89109
(Address of principal executive offices of each registrant)		(Zip Code)

(702) 770-7555
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

Effective as of September 3, 2010, the Indenture (as supplemented, the “Indenture”), dated as of December 14, 2004, by and among Wynn Las Vegas, LLC (the “Company”) and Wynn Las Vegas Capital Corp. (together with the Company, the “Issuers”), the Guarantors named therein and U.S. Bank National Association, as trustee (the “Trustee”), governing the Issuers’ 6⅝% First Mortgage Notes due 2014 (the “2014 Notes”), has been satisfied and discharged in accordance with its terms by the Issuers.  On September 3, 2010 (the “Redemption Date”), the Issuers completed the previously announced redemption of their outstanding 2014 Notes (the “Redemption”).  In connection with the Redemption, the Issuers deposited a total of approximately $347 million with the Trustee to repay all amounts outstanding under the 2014 Notes and to satisfy and discharge the Indenture.

Item 8.01	Other Events.

On September 3, 2010, the Issuers completed their offer to exchange (i) up to $500,000,000 of their outstanding 7⅞% First Mortgage Notes issued on October 19, 2009 due 2017 (the “Original 2017 Notes”) for 7⅞% First Mortgage Notes due 2017 that have been registered under the Securities Act of 1933, as amended (the “New 2017 Notes”) and (ii) up to $382,010,000 of their outstanding 7⅞% First Mortgage Notes issued on April 28, 2010 due 2020 (the “Original 2020 Notes”) for 7⅞% First Mortgage Notes due 2020 that have been registered under the Securities Act of 1933, as amended (the “New 2020 Notes”).  The exchange offer was made in order to satisfy certain obligations of the Issuers contained in a Registration Rights Agreement, dated as of October 19, 2009 and a Registration Rights Agreement, dated as of April 28, 2010.

The exchange offer expired at 5:00 p.m., New York City time, on August 30, 2010.  $499,650,000 in aggregate principal amount of the Original 2017 Notes and $380,513,000 in aggregate principal amount of the Original 2020 Notes were exchanged.  The New 2017 Notes and the New 2020 Notes are substantially identical to the Original 2017 Notes and the Original 2020 Notes, respectively, except that the New 2017 Notes and the New 2020 Notes have been registered under the Securities Act of 1933, as amended, and, as a result, the transfer restrictions and registration rights provisions applicable to the Original 2017 Notes and the Original 2020 Notes do not apply to the New 2017 Notes and the New 2020 Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           September 3, 2010

WYNN RESORTS, LIMITED

By:	/s/ Matt Maddox
Matt Maddox
Chief Financial Officer and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           September 3, 2010

WYNN LAS VEGAS, LLC

By:	Wynn Resorts Holdings, LLC, its sole member

By:	Wynn Resorts, Limited, its sole member

By:	/s/ Matt Maddox
Matt Maddox
Chief Financial Officer and Treasurer